                        ANNUAL REPORT / DECEMBER 31 2000

                             AIM NEW TECHNOLOGY FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                 LOUIS PASTEUR (1882-1895), FRENCH CHEMIST AND

          BIOLOGIST, IN HIS LABORATORY - BY ALBERT GUSTAF A. EDELFELT

          THE FRENCH CHEMIST LOUIS PASTEUR DEVOTED HIS LIFE TO SOLVING

           PRACTICAL PROBLEMS THROUGH DISCOVERIES THAT REVOLUTIONIZED

         CHEMISTRY, INDUSTRY, AGRICULTURE AND MEDICINE. HIS DISCOVERIES

              GREATLY IMPROVED THE HUMAN CONDITION AND CREATED NEW

          TECHNOLOGIES FROM WHICH THE WORLD COULD PROFIT. MANAGERS OF

            AIM NEW TECHNOLOGY FUND SEEK TO INVEST IN COMPANIES THAT

        CONTINUE TO EMBODY PASTEUR'S SPIRIT OF INNOVATION AND DISCOVERY.

                     -------------------------------------

AIM New Technology Fund is for risk-tolerant investors who seek long-term growth of capital.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM New Technology Fund performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been offered for less than a year (since 8/31/00), total return provided is cumulative total return that has not been annualized. Cumulative total returns since inception, including sales charges, were: Class A shares, 36.29%; B shares, 36.07%; Class C shares, 33.37%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve greater risks not associated with investing in more established companies. Additionally, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Pacific Stock Exchange Technology 100 Index (the PSE Technology 100) is a price-weighted index of 100 listed and over-the-counter technology stocks from 15 technology-related industries.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
o Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM NEW TECHNOLOGY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired as AIM's chairman after a long, successful career in the
                    investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders,
    [PHOTO OF       financial advisors and employees.
     Robert H.
      Graham        UNCERTAIN MARKETS
   APPEARS HERE]    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                             AIM NEW TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM NEW TECHNOLOGY FUND DEBUTS IN DIFFICULT MARKET

THE FUND WAS IN EXISTENCE FOR ONLY FOUR MONTHS WHEN THE FISCAL YEAR ENDED. HOW DID IT PERFORM?
The fund debuted in a very difficult period, with technology stocks leading the stock market lower. From the fund's inception on August 31, 2000 through the end of the fiscal year on December 31, 2000, the fund's Class A, Class B and Class C shares returned -32.60%, -32.70% and -32.70%, respectively, at net asset value, that is, excluding sales charges. The PSE Technology 100 and the S&P 500 returned -30.41% and -12.68%, respectively, for the same period. The decline in the S&P 500 for 2000 was the first negative year for that market index since 1990.
    While the fund provided positive returns for its first month (1.50% for Class A shares and 1.30% for Class B and Class C shares at net asset value), the markets' reaction to the sharp and sudden economic slowdown that became apparent in the fourth quarter erased those gains.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE YEAR?
A series of six short-term interest-rate increases by the Federal Reserve Board (the Fed) from June 1999 to May 2000 was only one reason for stock-market volatility during 2000. This string of interest-rate hikes, which increased companies' borrowing costs (and made it difficult for some weaker companies to borrow at any price), negatively affected the markets throughout 2000.
    A number of other factors pressured stocks. A weak euro made American goods more expensive overseas and depressed earnings for many U.S.-based multinational corporations. Higher energy prices further reduced corporate earnings and consumer spending. Violence in the Middle East also contributed to investor skittishness during much of the year.

HOW DID TECH STOCKS PERFORM IN 2000?
Technology stocks were highly volatile in 2000, and during the fourth quarter many reported disappointing earnings or warned that future earnings might not meet expectations. As a result, some investors abandoned tech stocks--profitless dot-com stocks as well as large, profitable, established technology names--for the relative safety and reduced volatility of non-tech stocks. The Nasdaq, often used as a measure of tech-stock performance, declined by 39.3% in 2000 (its worst year since its inception in 1971) after climbing 85.6% in 1999.
    In 1998 and 1999, many technology stocks benefited from Y2K concerns, which prompted businesses to increase their tech spending leading up to 2000. Having survived Y2K unscathed, many businesses reduced their technology spending in 2000.

WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund invests at least 65% of its total assets in stocks of technology and science companies that the managers believe are likely to benefit from new or innovative products, services or processes. Such companies include those that develop, manufacture or sell computer and electronic components and equipment. They also include those in the software, semiconductor, communications services and equipment, health care and medical technology, biotechnology and medical device industries. While the fund invests in companies without regard to market capitalization, it expects to invest a significant portion of its assets in small companies.

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS
------------------------------------------------------------------------------
  1. Emulex Corp.                  3.68%
  2. Juniper Networks, Inc.        3.23
  3. Brocade Communications        3.03
     Systems, Inc.
  4. VERITAS Software Corp.        2.97
  5. Check Point Software          2.94
     Technologies, Ltd. (Israel)
  6. TriQuint Semiconductor, Inc.  2.86
  7. i2 Technologies, Inc.         2.76
  8. Applied Micro Circuits Corp.  2.67
  9. BEA Systems, Inc.             2.63
 10. Powerwave Technologies, Inc.  2.55

The fund's holdings are subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================

TECHNOLOGY ACROSS TIME
From the simple to the sophisticated, technology in its many forms has shaped the way we live, work and play.

Sources: The 2000 World Almanac and Book of Facts;
The New York Public Library Desk Reference; Time,
November 25, 1996

                                TIMELINE ARTWORK


                             AIM NEW TECHNOLOGY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


    The top 10 holdings may account for up to one-third of the fund's total net assets. The fund will invest in initial public offerings and may invest up to 25% of its total net assets in foreign securities.
    The fund will use the traditional AIM earnings-momentum discipline, which looks for companies with potentially superior earnings growth in a variety of new and developing technologies, including biotechnology. Managers also will seek out companies with above-average per-share earnings growth; high return on invested capital; sound financial and accounting policies and overall financial strength; effective research, product development and marketing; strong management; and other characteristics that will allow the companies to compete effectively.

GIVEN MARKET TRENDS, WHY WOULD ANYONE WANT TO OWN SHARES IN A TECHNOLOGY FUND? Regardless of investor sentiment at any given moment, the technology revolution remains a long-term trend, not a short-term phenomenon. The challenge for investors is to identify tomorrow's market leaders today. Technological innovation increases corporate efficiency, makes life easier for consumers and speeds up the flow of information worldwide. Biotechnology holds out the promise of curing afflictions for which there is now no effective treatment.
    The meltdown in dot-coms in 2000 is positive for tech stocks going forward, we believe, because capital is likely to flow only to the most promising companies. Technology still represents the largest segment of the S&P 500 and the fastest-growing sector of the economy, with sales and earnings growth well above the S&P 500 as a whole.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
At the end of the year, the economic picture was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. As capital expenditures and consumer spending showed signs of slowing, many investors believed that earnings might continue to disappoint for the next six to eight months.
    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession--signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks declined to much more reasonable levels as a result of the steep downturn in equity markets during the fourth quarter of 2000, presenting a potential buying opportunity.
--------------------------------------------------------------------------------

READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
--------------------------------------------------------------------------------

================================================================================
TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. Computers (Software & Services) 20.38%
 2. Biotechnology                   11.53
 3. Electronics (Semiconductors)     9.99
 4. Computers (Networking)           8.05
 5. Communications Equipment         7.82
 6. Computers (Peripherals)          5.32
 7. Telecommunications               4.70
    (Cellular/Wireless)
 8. Health Care                      4.56
    (Medical Products & Supplies)
 9. Computers (Hardware)             3.59
10. Services (Data Processing)       3.59

The fund's holdings are subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================


                                [TIMELINE ARTWORK]

                                   [GRAPHICS]


          See important fund and index disclosures inside front cover.

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                      [LOCK
                                     GRAPHIC]


            A I M Capital Management, Inc. o A I M Distributors, Inc.
               o The AIM Family of Funds--Registered Trademark--
                       o AMVESCAP National Trust Company


                             AIM NEW TECHNOLOGY FUND

                        ANNUAL REPORT / FOR CONSIDERATION



SECTORS COMPONENTS OF BROAD ECONOMIC PICTURE

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 11 major economic sectors: basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, financial, health care, technology, transportation and utilities.

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 11 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of December 31, 2000, technology was the largest sector component of the S&P 500, making up nearly a quarter of the index, followed by financials, health care and consumer staples.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health-care sector, for example, S&P includes biotechnology, diversified health care, drugs, hospital management, managed care, medical products and supplies and specialized services. Technology includes communication equipment, computer hardware and software, electronics, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P only includes telecommunications (cellular/wireless and long distance) and telephones in communication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.


SECTOR COMPOSITION OF THE S&P 500

As of 12/31/00

                                  [PIE GRAPH]
================================================================================
Utilities 3.9%
Basic Materials 2.4%
Capital Goods 9.3%
Transportation 0.7%
Communication Services 5.5%
Technology 21.5%
Consumer Cyclicals 7.6%
Consumer Staples 11.3%
Energy 6.4%
Health Care 14.0%
Financial 17.3%
================================================================================


                             AIM NEW TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                          MARKET
                                            SHARES        VALUE
COMMON STOCKS-88.29%

BIOTECHNOLOGY-11.53%

Celgene Corp.(a)                               39,400  $   1,280,500
--------------------------------------------------------------------
Cephalon, Inc.(a)                              17,300      1,095,306
--------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                  29,000        384,250
--------------------------------------------------------------------
COR Therapeutics, Inc.(a)                      20,500        721,344
--------------------------------------------------------------------
Human Genome Sciences, Inc.(a)                 12,000        831,750
--------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                   8,900      1,687,106
--------------------------------------------------------------------
Incyte Genomics, Inc.(a)                       29,000        721,375
--------------------------------------------------------------------
Invitrogen Corp.(a)                            12,500      1,079,687
--------------------------------------------------------------------
Lexicon Genetics Inc.(a)                       25,400        422,275
--------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)             7,600        470,250
====================================================================
                                                           8,693,843
====================================================================

COMMUNICATIONS EQUIPMENT-7.82%

CIENA Corp.(a)                                 12,100        984,637
--------------------------------------------------------------------
Comverse Technology, Inc.(a)                   11,800      1,281,775
--------------------------------------------------------------------
Corning Inc.                                   20,900      1,103,781
--------------------------------------------------------------------
Digital Lightwave, Inc.(a)                     25,000        792,187
--------------------------------------------------------------------
Finisar Corp.(a)                               49,100      1,423,900
--------------------------------------------------------------------
UTStarcom, Inc.(a)                             20,000        310,000
====================================================================
                                                           5,896,280
====================================================================

COMPUTERS (HARDWARE)-3.59%

Handspring, Inc.(a)                            30,200      1,175,913
--------------------------------------------------------------------
Palm, Inc.(a)                                  54,000      1,528,875
====================================================================
                                                           2,704,788
====================================================================

COMPUTERS (NETWORKING)-8.05%

Emulex Corp.(a)                                34,700      2,773,831
--------------------------------------------------------------------
Juniper Networks, Inc.(a)                      19,300      2,433,006
--------------------------------------------------------------------
VeriSign, Inc.(a)                              11,600        860,575
====================================================================
                                                           6,067,412
====================================================================

COMPUTERS (PERIPHERALS)-5.32%

Brocade Communications Systems, Inc.(a)        24,900      2,286,131
--------------------------------------------------------------------
Network Appliance, Inc.(a)                     26,800      1,721,481
====================================================================
                                                           4,007,612
====================================================================

COMPUTERS (SOFTWARE & SERVICES)-20.38%

Agile Software Corp.(a)                        37,550      1,854,031
--------------------------------------------------------------------
Ariba, Inc.(a)                                 12,900        693,375
--------------------------------------------------------------------
BEA Systems, Inc.(a)                           29,400      1,978,988
--------------------------------------------------------------------
Check Point Software Technologies Ltd.
  (Israel)(a)                                  16,600      2,217,138
--------------------------------------------------------------------
Interwoven, Inc.(a)                            10,700        705,531
--------------------------------------------------------------------
i2 Technologies, Inc.(a)                       38,200      2,077,125
--------------------------------------------------------------------
Macrovision Corp.(a)                           17,200      1,273,069
--------------------------------------------------------------------

                                                          MARKET
                                            SHARES        VALUE
Siebel Systems, Inc.(a)                        21,500  $   1,453,938
--------------------------------------------------------------------
VERITAS Software Corp.(a)                      25,600      2,240,000
--------------------------------------------------------------------
Websense, Inc.(a)                              60,000        870,000
====================================================================
                                                          15,363,195
====================================================================

ELECTRONICS (DEFENSE)-1.92%

Anaren Microwave, Inc.(a)                      21,500      1,444,531
====================================================================

ELECTRONICS (INSTRUMENTATION)-3.21%

Alpha Industries, Inc.(a)                      26,500        980,500
--------------------------------------------------------------------
Newport Corp.                                   8,000        628,875
--------------------------------------------------------------------
Waters Corp.(a)                                 9,700        809,950
====================================================================
                                                           2,419,325
====================================================================

ELECTRONICS (SEMICONDUCTORS)-9.99%

Applied Micro Circuits Corp.(a)                26,800      2,011,256
--------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                 10,000        277,500
--------------------------------------------------------------------
Exar Corp.(a)                                  24,500        759,117
--------------------------------------------------------------------
SDL, Inc.(a)                                   10,300      1,526,331
--------------------------------------------------------------------
TranSwitch Corp.(a)                            20,300        794,238
--------------------------------------------------------------------
Triquint Semiconductor, Inc.(a)                49,400      2,158,163
====================================================================
                                                           7,526,605
====================================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.06%

Gilead Sciences, Inc.(a)                       11,500        953,781
--------------------------------------------------------------------
Sepracor Inc.(a)                                7,500        600,938
====================================================================
                                                           1,554,719
====================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.56%

Applera Corp.-Applied Biosystems Group         16,900      1,589,656
--------------------------------------------------------------------
Biosite Diagnostics Inc.(a)                    19,300        780,444
--------------------------------------------------------------------
Cytyc Corp.(a)                                  5,400        337,838
--------------------------------------------------------------------
Molecular Devices Corp.(a)                     10,700        732,281
====================================================================
                                                           3,440,219
====================================================================

SERVICES (ADVERTISING/MARKETING)-1.57%

TMP Worldwide, Inc.(a)                         21,500      1,182,500
====================================================================

SERVICES (DATA PROCESSING)-3.59%

CheckFree Corp.(a)                             26,800      1,139,000
--------------------------------------------------------------------
Paychex, Inc.                                  32,200      1,565,725
====================================================================
                                                           2,704,725
====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.70%

Amdocs Ltd. (United Kingdom)(a)                24,450      1,619,813
--------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                32,900      1,924,650
====================================================================
                                                           3,544,463
====================================================================
    Total Common Stocks
      (Cost $77,001,069)                                  66,550,217
====================================================================

                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
MONEY MARKET FUNDS-16.95%

MUTUAL FUNDS-16.95%

STIC Liquid Assets Portfolio(b)           $ 6,387,287  $   6,387,287
--------------------------------------------------------------------
STIC Prime Portfolio(b)                     6,387,287      6,387,287
====================================================================
    Total Money Market Funds
      (Cost $12,774,574)                                  12,774,574
====================================================================
TOTAL INVESTMENTS-105.24%
  (Cost $89,775,643)                                      79,324,791
====================================================================
LIABILITIES LESS OTHER ASSETS-(5.24%)                     (3,948,414)
====================================================================
NET ASSETS-100.00%                                     $  75,376,377
____________________________________________________________________
====================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $89,775,643)    $79,324,791
--------------------------------------------------------------
Cash                                                   184,601
--------------------------------------------------------------
Receivables for:
  Investments sold                                      71,880
--------------------------------------------------------------
  Fund shares sold                                   1,954,667
--------------------------------------------------------------
  Dividends                                             66,587
--------------------------------------------------------------
Investment for deferred compensation plan                2,550
--------------------------------------------------------------
Other assets                                           115,995
==============================================================
    Total assets                                   $81,721,071
==============================================================

LIABILITIES:

Payables for:
  Investments purchased                              5,327,189
--------------------------------------------------------------
  Fund shares reacquired                               812,506
--------------------------------------------------------------
  Deferred compensation plan                             2,550
--------------------------------------------------------------
Accrued advisory fees                                   61,452
--------------------------------------------------------------
Accrued administrative services fees                     4,235
--------------------------------------------------------------
Accrued distribution fees                               63,130
--------------------------------------------------------------
Accrued transfer agent fees                             23,862
--------------------------------------------------------------
Accrued operating expenses                              49,770
==============================================================
    Total liabilities                                6,344,694
==============================================================
Net assets applicable to shares outstanding        $75,376,377
==============================================================

NET ASSETS:

Class A                                            $43,731,669
==============================================================
Class B                                            $21,295,506
==============================================================
Class C                                            $10,349,202
==============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                              6,485,636
==============================================================
Class B                                              3,166,874
==============================================================
Class C                                              1,538,259
==============================================================
Class A:
  Net asset value and redemption price per share    $     6.74
==============================================================
  Offering price per share:
    (Net asset value of $6.74  divided by 94.50%)   $     7.13
==============================================================
Class B:
  Net asset value and offering price per share      $     6.72
==============================================================
Class C:
  Net asset value and offering price per share      $     6.73
==============================================================

STATEMENT OF OPERATIONS
For the period August 31, 2000 (date operations commenced) through December 31, 2000

INVESTMENT INCOME:

Dividends                                           $     1,689
---------------------------------------------------------------
Dividends from affiliated money market funds            132,348
---------------------------------------------------------------
Interest                                                 43,519
===============================================================
    Total investment income                             177,556
===============================================================

EXPENSES:

Advisory fees                                           169,735
---------------------------------------------------------------
Administrative services fees                             16,667
---------------------------------------------------------------
Custodian fees                                           10,983
---------------------------------------------------------------
Distribution fees -- Class A                             35,318
---------------------------------------------------------------
Distribution fees -- Class B                             43,533
---------------------------------------------------------------
Distribution fees -- Class C                             25,294
---------------------------------------------------------------
Transfer agent fees -- Class A                           33,834
---------------------------------------------------------------
Transfer agent fees -- Class B                           16,389
---------------------------------------------------------------
Transfer agent fees -- Class C                            9,523
---------------------------------------------------------------
Trustees' fees                                            3,118
---------------------------------------------------------------
Registration and filing fees                             70,653
---------------------------------------------------------------
Other                                                    31,763
===============================================================
    Total expenses                                      466,810
===============================================================
Less: Fees waived                                      (126,575)
===============================================================
    Expenses paid indirectly                             (2,481)
===============================================================
    Net expenses                                        337,754
===============================================================
Net investment income (loss)                           (160,198)
===============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES

Net realized gain (loss) from investment
  securities                                        (11,533,886)
===============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities           (10,450,852)
---------------------------------------------------------------
Net gain (loss) from investment securities          (21,984,738)
===============================================================
Net increase (decrease) in net assets resulting
  from operations                                  $(22,144,936)
_______________________________________________________________
===============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the period August 31, 2000 (date operations commenced) through December 31, 2000

                                                        2000
                                                    ------------
OPERATIONS:

  Net investment income (loss)                      $   (160,198)
----------------------------------------------------------------
  Net realized gain (loss) from investment
    securities                                       (11,533,886)
----------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities          (10,450,852)
----------------------------------------------------------------
    Net increase (decrease) in net assets
     resulting from operations                       (22,144,936)
================================================================
Share transactions--net:
  Class A                                             56,708,694
----------------------------------------------------------------
  Class B                                             27,020,002
----------------------------------------------------------------
  Class C                                             13,792,617
----------------------------------------------------------------
    Net increase in net assets                        75,376,377
================================================================

NET ASSETS:

  Beginning of period                                          0
================================================================
  End of period                                     $ 75,376,377
________________________________________________________________
================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $ 97,390,471
----------------------------------------------------------------
  Undistributed net investment income (loss)             (29,356)
----------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities                            (11,533,886)
----------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities                            (10,450,852)
================================================================
                                                    $ 75,376,377
________________________________________________________________
================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM New Technology Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on August 31, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $130,842 and paid-in capital decreased by $130,842 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,713,194 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. During the period August 31, 2000 (date operation commenced) through December 31, 2000, AIM waived fees of $126,575.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 31, 2000 (date operations commenced) through December 31, 2000 AIM was paid $16,667 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 31, 2000 (date operations commenced) through December 31, 2000 AFS was paid $25,273 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period August 31, 2000 (date operations commenced) through December 31, 2000 the Class A, Class B and Class C shares paid AIM Distributors $35,318, $43,533 and $25,294, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $142,151 from sales of the Class A shares of the Fund for the period August 31, 2000 (date operations commenced) through December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. For the same period, AIM Distributors received $16,403 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund paid legal fees of $980 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $386 and reductions in custodian fees of $2,095 under expense offset arrangements which resulted in a reduction of the Funds total expenses of $2,481.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. For the period August 31, 2000 through December 31, 2000 the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund for the period August 31, 2000 through December 31, 2000 was $110,127,765 and $21,592,810, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment
  securities                                       $  2,235,613
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                        (14,035,450)
===============================================================
Net unrealized appreciation (depreciation) of
  investment securities                            $(11,799,837)
_______________________________________________________________
===============================================================

Cost of investments for tax purposes is $91,124,628.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding for the period August 31, 2000 (date operations commenced) through December 31, 2000 were as follows:

                                                   2000
                                          -----------------------
                                            SHARES      AMOUNT
                                          ----------  -----------
Sold:
  Class A                                  7,406,952  $63,371,172
-----------------------------------------------------------------
  Class B                                  3,305,594   28,031,799
-----------------------------------------------------------------
  Class C                                  1,784,951   15,613,560
=================================================================
Reacquired:
  Class A                                   (921,316)  (6,662,478)
-----------------------------------------------------------------
  Class B                                   (138,720)  (1,011,797)
-----------------------------------------------------------------
  Class C                                   (246,692)  (1,820,943)
=================================================================
                                          11,190,769  $97,521,313
_________________________________________________________________
=================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                  CLASS A
                                                  -----------------------------------
                                                     AUGUST 31, 2000 (DATE OPERATIONS
                                                  COMMENCED) TO DECEMBER 31, 2000(a)
                                                  -----------------------------------
Net asset value, beginning of period                              $ 10.00
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             (0.02)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                                 (3.24)
=======================================================================================
    Total from investment operations                                (3.26)
=======================================================================================
Net asset value, end of period                                    $  6.74
_______________________________________________________________________________________
=======================================================================================
Total return(b)                                                    (32.60)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $43,732
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.72%(c)
---------------------------------------------------------------------------------------
  Without fee waivers                                                2.47%(c)
_______________________________________________________________________________________
=======================================================================================
Ratio of net investment income (loss) to average
  net assets                                                        (0.66)%(c)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate                                                54%
_______________________________________________________________________________________
=======================================================================================


(a)  Calculated using average shares outstanding.
(b) Does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $30,026,225.

                                                                   CLASS B
                                                    -----------------------------------
                                                     AUGUST 31, 2000 (DATE OPERATIONS
                                                    COMMENCED) TO DECEMBER 31, 2000(a)
                                                    -----------------------------------
Net asset value, beginning of period                              $ 10.00
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                                 (3.24)
=======================================================================================
    Total from investment operations                                (3.28)
=======================================================================================
Net asset value, end of period                                    $  6.72
_______________________________________________________________________________________
=======================================================================================
Total return(b)                                                    (32.80)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $21,296
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.41%(c)
---------------------------------------------------------------------------------------
  Without fee waivers                                                3.16%(c)
_______________________________________________________________________________________
=======================================================================================
Ratio of net investment income (loss) to average
  net assets                                                        (1.36)%(c)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate                                                54%
_______________________________________________________________________________________
=======================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $12,953,782.

                                                                  CLASS C
                                                    -----------------------------------
                                                     AUGUST 31, 2000 (DATE OPERATIONS
                                                    COMMENCED) TO DECEMBER 31, 2000(a)
                                                    -----------------------------------
Net asset value, beginning of period                              $ 10.00
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                                 (3.23)
=======================================================================================
    Total from investment operations                                (3.27)
=======================================================================================
Net asset value, end of period                                    $  6.73
_______________________________________________________________________________________
=======================================================================================
Total return(b)                                                    (32.70)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $10,349
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.41%(c)
---------------------------------------------------------------------------------------
  Without fee waivers                                                3.16%(c)
_______________________________________________________________________________________
=======================================================================================
Ratio of net investment income (loss) to average
  net assets                                                        (1.35)%(c)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate                                                54%
_______________________________________________________________________________________
=======================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $7,526,683.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP has represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Funds financial statements.

                         REPORT OF INDEPENDENT ACCOUNTANTS

                         To the Shareholders and Board of Trustees of AIM Funds Group of AIM New Technology Fund:

                         In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM New Technology Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                         PRICEWATERHOUSECOOPERS LLP

                         Boston, Massachusetts
                         February 19, 2001

ABOUT YOUR FUND'S BOARD
The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR

Bruce L. Crockett                                                                         A I M Advisors, Inc.
Director                                          Gary T. Crum                            11 Greenway Plaza
ACE Limited;                                      Senior Vice President                   Suite 100
Formerly Director, President, and                                                         Houston, TX 77046
Chief Executive Officer                           Dana R. Sutton
COMSAT Corporation                                Vice President and Treasurer            TRANSFER AGENT

                                                                                          A I M Fund Services, Inc.
Owen Daly II                                      Robert G. Alley                         P.O. Box 4739
Formerly Director                                 Vice President                          Houston, TX 77210-4739
Cortland Trust Inc.
                                                  Stuart W. Coco                          CUSTODIAN
                                                  Vice President
Albert R. Dowden                                                                          State Street Bank and Trust Company
Chairman of the Board of Directors                                                        225 Franklin Street
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox                         Boston, MA 02110
Director, Magellan Insurance Company              Vice President
                                                                                          COUNSEL TO THE FUND
Edward K. Dunn Jr.                                Karen Dunn Kelley
Formerly Chairman, Mercantile Mortgage Corp.;     Vice President                          Ballard Spahr Andrews &
Formerly Vice Chairman, President and                                                     Ingersoll,  LLP
Chief Operating Officer,                          Edgar M. Larsen                         1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and          Vice President                          Philadelphia, PA 19103
President, Mercantile Bankshares
                                                                                          COUNSEL TO THE TRUSTEES
                                                  Mary J. Benson
Jack Fields                                       Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Chief Executive Officer, Texana Global Inc.       Assistant Treasurer                     919 Third Avenue
(foreign trading company) and                                                             New York, NY 10022
Twenty First Century, Inc.;
Formerly Member of the U.S. House of              Sheri Morris                            DISTRIBUTOR
Representatives                                   Assistant Vice President and
                                                  Assistant Treasurer                     A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
Carl Frischling                                   Jim A. Coppedge                         Suite 100
Partner                                           Assistant Secretary                     Houston, TX 77046
Kramer, Levin, Naftalis & Frankel LLP
                                                                                          AUDITORS
                                                  Renee A. Friedli
Prema Mathai-Davis Formerly, Chief Executive      Assistant Secretary                     PricewaterhouseCoopers LLP
Officer, YWCA of the U.S.A.                                                               160 Federal Street
                                                  P. Michelle Grace                       Boston, MA 02110
Lewis F. Pennock                                  Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                  Nancy L. Martin
Louis S. Sklar                                    Assistant Secretary
Executive Vice President,
Development and Operations,                       Ofelia M. Mayo
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary


THE AIM FUNDS--Registered Trademark--RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.
o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.
    The amount of investment risk you undertake depends on several factors:
your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

THE AIM FAMILY OF FUNDS--Registered Trademark--

EQUITY FUNDS


DOMESTIC EQUITY FUNDS                         INTERNATIONAL/GLOBAL EQUITY FUNDS
MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Small Cap Opportunities(1)                AIM Latin American Growth               A I M Management Group Inc. has provided
AIM Mid Cap Opportunities(2)                  AIM Developing Markets                  leadership in the mutual fund industry
AIM Large Cap Opportunities(3)                AIM European Small Company              since 1976 and managed approximately
AIM Emerging Growth                           AIM Asian Growth                        $170 billion in assets for nine million
AIM Small Cap Growth(4)                       AIM Japan Growth                        shareholders, including individual
AIM Aggressive Growth                         AIM International Emerging Growth       investors, corporate clients and financial
AIM Mid Cap Growth                            AIM European Development                institutions, as of December 31, 2000.
AIM Small Cap Equity                          AIM Euroland Growth                         The AIM Family of Funds--Registered
AIM Capital Development                       AIM Global Aggressive Growth            Trademark-- is distributed nationwide,
AIM Constellation                             AIM International Equity                and AIM today is the eighth-largest
AIM Dent Demographic Trends                   AIM Advisor International Value         mutual fund complex in the United States
AIM Select Growth                             AIM Worldwide Spectrum                  in assets under management, according to
AIM Large Cap Growth                          AIM Global Trends                       Strategic Insight, an independent mutual
AIM Weingarten                                AIM Global Growth                       fund monitor.
AIM Mid Cap Equity                                                                        AIM is a subsidiary of AMVESCAP PLC,
AIM Value II                                  MORE CONSERVATIVE                       one of the world's largest independent
AIM Charter                                                                           financial services companies with $402
AIM Value                                     SECTOR EQUITY FUNDS                     billion in assets under management as of
AIM Blue Chip                                 MORE AGGRESSIVE                         December 31, 2000.
AIM Basic Value
AIM Large Cap Basic Value                     AIM New Technology
AIM Balanced                                  AIM Global Telecommunications and Technology
AIM Advisor Flex                              AIM Global Infrastructure
                                              AIM Global Resources
                                              AIM Global Financial Services
MORE CONSERVATIVE                             AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                              MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                    TAX-FREE FIXED-INCOME FUNDS
MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                AIM Municipal Bond
AIM Income                                    AIM Tax-Free Intermediate
AIM Global Income                             AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile that any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISK SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

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                                                     --Registered Trademark--

                                                       INVEST WITH DISCIPLINE
                                                     --Registered Trademark--

                                                                      NTE-AR-1

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